UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2008 (July 24, 2008)

Behringer Harvard REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-1605

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                          Regulation FD Disclosure.

At the annual meeting of stockholders of Behringer Harvard REIT I, Inc., a Maryland corporation (which may be referred to herein as the “Registrant,” “we,” “our” or “us”), held on July 24, 2008 (referred to herein as the “2008 Annual Meeting”), our stockholders elected Robert M. Behringer, Robert S. Aisner, Charles G. Dannis, Steven W. Partridge and G. Ronald Witten to serve on our board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

On August 1, 2008, we issued a press release announcing that Michael A. Ernst has agreed to join Harvard Property Trust, LLC, the managing member of our advisor, as Executive Vice President – Finance.  Mr. Ernst will also serve the same position with our advisor and our property manager.  A copy of the press release, appearing as Exhibit 99.1, is furnished and not filed pursuant to Regulation FD.

On August 1, 2008, the Registrant began distribution of a letter to members of its selling group for its current best efforts public offerings summarizing several changes in the management of various Behringer Harvard entities and sponsored real estate programs, including the Registrant.  A copy of the letter, appearing as Exhibit 99.2, is furnished and not filed pursuant to Regulation FD.

On August 1, 2008, the Registrant began distribution of its 2008 First Quarter Report Summary.  A copy of the 2008 First Quarter Report Summary, appearing as Exhibit 99.3, is furnished and not filed pursuant to Regulation FD.

Item 8.01.                                          Other Events.

At our 2008 Annual Meeting, our stockholders approved an amendment to our charter, under which we will be permitted to pay for insurance for our directors, officers, advisor and affiliates against claims and liabilities whether or not we would have the power to indemnify against that claim or liability.  A copy of the amended and restated charter, as filed with the State Department of Assessments and Taxation of the State of Maryland on July 24, 2008, is attached hereto as Exhibit 3.1 and is incorporated into this Item 8.01 disclosure by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(d)	Exhibits.

	3.1	Eighth Articles of Amendment and Restatement of Behringer Harvard REIT I, Inc.

	99.1	Press Release.

	99.2	Letter to Selling Group Members, dated August 1, 2008.

	99.3	2008 First Quarter Report Summary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD REIT I, INC.

Dated: August 1, 2008	By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate Development & Legal

Exhibit Index

Exhibit No.	Description

3.1	Eighth Articles of Amendment and Restatement of Behringer Harvard REIT I, Inc.

99.1	Press Release.

99.2	Letter to Selling Group Members, dated August 1, 2008.

99.3	2008 First Quarter Report Summary.